EXHIBIT 99.1

 NASDAQ:HTBX  March 2016

 Forward Looking Statements   This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2

 Investment Opportunity  3  Developing first new immunotherapy in non-muscle invasive bladder cancer (NMIBC)  Platform technologies designed to activate CD8+ T cells against multiple tumor antigens  Immuno-oncology company developing novel therapies to activate a patient’s immune system against cancer  Conducting first vaccine + PD-1 checkpoint inhibitor combo trial in non-small cell lung cancer (NSCLC)  Clinical evidence of mechanism of actionIncreased CD8+ T cells in tumors associated with clinical response      Favorable safety profile to-date

 Vision and Strategy   Addressing Three Distinct But Synergistic Mechanisms of Action to Optimize Cancer Immunotherapy  4  Activation of CD8+ “killer” T cells  Co-stimulation to enhance immune response  Overcome tumor defenses through combination therapies  T Cell Costimulation  Checkpoint Inhibition  T Cell Activation  ComPACT  ImPACT / ComPACT  Combination Trials

 Heat’s Product Development  5    Cancer Cell Lines & Patient Samples  Heat’s AntigenScreening & Selection Algorithm  Transition to CMOto Mass Produce                    Select Cell Line with Most Antigen Overlap    Transfect with Heat’s Technology          Platform Technology Highlights  Applies to multiple cancersDesigned to activate killer T cellsTargets multiple tumor antigensEnables scalable, low cost manufacturing relative to autologous cell therapies

 ImPACT Platform Technology  6  Intradermal injectedImPACT cells  ImPACT cells secrete Gp96-Ig chaperone + tumor antigens (TAA)  ImPACT Cells   Gp96-Ig+TAA  Selectively activate CD8+ T Cells  CD8+ T-Cells  Dendritic Cells  CD8+ T cells circulate & eliminate tumor cells    Tumor Cells  CD8+  CD8+  CD8+  CD8+    2  Dual antigen carrier & adjuvant activates Dendritic Cells  Gp96-Ig+TAA  Dendritic Cells  3  4  5  1

 Pipeline   7  Heat Biologics Corporate Model Deck  Product  Combination  Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  BCG; Monotherapy  NMIBC            HS-110(viagenpumatucel-L)  nivolumab and other checkpoint inhibitors  NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide  NSCLC            Bladder  Lung        ImPACT    Monotherapy Arm  Combination Arms  1. NMIBC is non-muscle invasive bladder cancer; 2. NSCLC is non-small cell lung cancer  >1,000 doses administered in approximately 200 patients

 Pipeline  8  Heat Biologics Corporate Model Deck  HS-410 received fast track designation from U.S. FDA  Product  Combination  Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  BCG;Monotherapy  NMIBC            HS-110(viagenpumatucel-L)  nivolumab and other checkpoint inhibitors  NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide  NSCLC            Bladder  Lung        ImPACT          Combination Arms  Monotherapy Arm

 Bladder Cancer – NMIBC Opportunity   9  1. American Cancer Society 2015 Statistics; 2. Park JC, et al. Clin Adv Hematol Oncol. 2014 Dec;12(12):838-45; 3. BCG is Bacillus Calmette-Guérin  Large MarketOver 500,000 bladder cancer patients in U.S.174,000+ new cases and 16,000 deaths per year in U.S.1  High Unmet Medical NeedNo new NMIBC treatments in 25 yearsPrevent progression to MIBCPriority for FDAHighest lifetime treatment cost per patient of all cancers ($96,000 to $187,000 per individual per year in U.S.)2  Ideal SettingMinimal residual diseaseResponsiveness to immunotherapy (BCG)3        Bladder Cancer

 HS-410 Phase 1 NMIBC Trial Overview  Design  Open-label, multicenter safety trialIntradermal injections of HS-410 after surgery and induction BCG10 patients enrolled  SafetyImmune ResponseEfficacy  Positive safety profileNo SAEs or vaccine-related treatment discontinuationsHS-410 shared 15+ tumor antigens in common with patientsUnprecedented increase in intratumoral CD8+ T cells following vaccination Broad-based (polyclonal) expansion of patient T cells7 of 10 patients no cancer recurrences >1 year after SOC surgery3 of 4 patients with CIS had complete response durable beyond one year1Strong correlation between baseline characteristics of TILs by T cell receptor (TCR) sequencing and clinical outcome  10  Results  1. CIS is carcinoma in situ – the patient population believed to be the least responsive to standard of care, BCG

 High Degree of Overlapwith Patient Tumor Antigens   11  (-) < 5 Reads(+) > 5 Normalized Reads(++) > 25 Normalized Reads(+++) > 100 Normalized Reads  HS-410 shared at least 15 tumor antigens with those expressed on the patients’ cancer cells      Heat’s platforms target broad range of antigens  Patient Samples  HS-410      Recurrent DiseaseDisease-free  (-) <5 Reads(+) >5 Normalized Reads(++) >25 Normalized Reads(+++) >100 Normalized Reads  C  Aduro Biotech  GSK - MAGE-A3  Merck KGaA - MUC1  Advaxis  CureVac  Bavarian Nordic - Prostvac  Dendreon - Provenge  Heat Bio  Sources: Heat’s HS-410 Phase 1 NMIBC trial results (left); Clinicaltrials.gov (right)   >

 Post-treatment Induction of CD8+ TIL  12  Before treatment there are few CD8+ (red) TIL in the disease-free patient (25-007, upper left), whereas TIL are abundant in the recurring patient (25-004, lower left)Following treatment with HS-410, there is robust induction of TIL in the disease-free patient, with moderate induction in the recurring patient  Pre-treatment  Post-treatment  Recurrent Disease  Disease-free  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015

 Polyclonal TCRExpansion in Blood and Tumor Samples  13  Source: Heat’s HS-410 Phase 1 NMIBC trial results  T cells that are expanding post-vaccine are those that were present at very low frequencies (or completely absent) in the pre-vaccine sample          Blood Samples  Post-Vaccine  Post-Vaccine  Pre-Vaccine  Pre-Vaccine  Tumor Samples

         Significant CorrelationBetween TIL Clonality and Clinical Outcome  14  HS-410 significantly increased TIL clonality in patientswho exhibited a positive clinical outcome (disease-free); P-value 0.0126 Data are consistent with HS-410 mechanism of action    = Disease-free    = Recurrent Disease  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015; TIL is tumor infiltrating lymphocyte          P=0.0126

 HS-410 Ph 2 NMIBC Trial Overview  15  Topline data expected 4Q:16      Objective  Evaluate safety and tolerability of HS-410 either alone or in combination with BCG  Patient Population   Patients with NMIBC (high-grade Ta; T1; CIS) after surgery  Enrollment   16 U.S. sitesCompleted enrollment of 75 patients for randomized arms; 16 patients enrolled for monotherapy arm1  Phase 2 Randomized Controlled    Arm 2BCG + HS-410High DoseN = 25  Arm 1BCG + HS-410Low DoseN = 25  Arm 3BCG + PlaceboN = 25  Arm 4HS-410 High DoseN = 25    Yes  Randomize1:1:1  No    Will patientreceive BCG?    1-yr disease-free survival, immune responseSafety and tolerability  1. As announced on February 25, 2016, no new patients will be enrolled in the monotherapy trial arm following resolution of the BCG shortage and recent discussions with FDA.

 HS-410 Ph 2 NMIBC Monotherapy 3-Month Interim Data  16  Population  Historical RR1  Monotherapy RR  High-risk papillary only  ~20%  1/6 (17%)  CIS  ~50%  0/1 (0%)  Intermediate risk  UNK (~<20%)  N/A  Composite  ~30%  1/7 (14%)  Source: 1) SWOG 8507 (Lamm 2000 J.Urol), EORTC 30906 (de Reijke 2005 J. Urol), EORTC 30962 (Oddens 2013 Eur Urol)   No recurrences to date beyond six months in either the Ph 1 or Ph 2 monotherapy trialsSix different investigators performing cystoscopies have commented:“The bladders look different…bumpy...nodular…”  3-mo recurrence rate (RR) – combo arms still blinded

 HS-410 Ph 2 NMIBC Monotherapy 3-Month Interim Data  Images of the bladder (above) showed changes that resemble lymphoid (T cell rich) structures, which we believe indicates that HS-410 leads to a localized immune response within the bladder  Blue-light cystoscopy from patient treated with HS-410  Tumor biopsy from patient treated with HS-410  Source: Heat’s HS-410 Phase 2 NMIBC interim monotherapy trial results announced January 26, 2016  17

 Pipeline  18  Heat Biologics Corporate Model Deck  Product  Combination  Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  BCG;Monotherapy  NMIBC            HS-110(viagenpumatucel-L)  nivolumab and other checkpoint inhibitors  NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide  NSCLC            Bladder  Lung        ImPACT      Combination Arms  Monotherapy Arm

 NSCLC Opportunity  19  1. National Cancer Institute 2013 statistics; Graphic source: Teng et al., 2015 Can Res; Gettinger et al., 2015 JCO   CD8+ (TIL+) patients may respond to anti-PD-(L)1  CD8- (TIL-) patients may not respond to anti-PD-(L)1    Approx. 50% PD-1 ORR  Approx. 10% PD-1 ORR  Estimated 45% NSCLC patients being underserved by single-agent anti-PD-(L)1 may benefit from vaccine combination

 HS-110 Ph 1b NSCLC “DURGA” Trial Overview  HS-110 weekly intradermally for 18 weeks; nivolumab i.v. every other week until progression  One Year Topline Data Expected 4Q:16     Objective  Evaluate safety and tolerability of HS-110 + a PD-1 checkpoint inhibitor  Patient Population   Potential to expand each cohort up to 30 patients1  Secondary Endpoints  Immune response, overall response rate, overall survival and progression-free survival   Enrollment   5 – 10 U.S. sitesPartnership with Yale Cancer Center on TIL analysis  20  1. Our immediate intent is to advance the eight patients currently enrolled in the Phase 1b clinical trial and report topline data for these patients in the fourth quarter of 2016

 ComPACT Platform Technology  21  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T cell activation and costimulation in a single product – combination therapy without additive costs

     ComPACT Outperforms OX40 Monoclonal Antibodies in Preclinical Models   22  ComPACT leads to ~50% complete tumor rejection as compared to ~16% with OX40 agonist antibody combinations

       2016 Development Milestones  23    Report DURGA interim immune response data (8 patients)               HS-410 Bladder (NMIBC)  HS-110 Lung (NSCLC)      1Q  2Q  3Q  4Q  2015  2016    Completed    Report DURGA topline for nivolumab arm (8 patients)Report Ph 2 combo with cyclophosphamide data   Report Ph 2 NMIBC data for combination armReport Ph 2 NMIBC data for monotherapy arm          Collaborations  Present preclinical combination data with OncoSec

 Summary: Value Proposition  Highlights:Clinical evidence of mechanism of actionFavorable safety profile to-datePan-antigen, T cell activationApplicable to multiple cancersReady-to-use; scalable, low cost manufacturingRetain worldwide commercialization rightsUpcoming Milestones:Randomized Ph 2 HS-410 bladder dataMonotherapy Ph 2 HS-410 bladder dataPh 1b HS-110 + PD-1 checkpoint inhibitor combination data (8 patients) Ph 2 HS-110 + cyclophosphamide data   24

 APPENDIX

 Third Injection Site  First Injection Site  Second Injection Site  HS-410 Injection Site Reactions  Kinetics Follow Delayed-type Hypersensitivity Reaction; Consistent with Mechanism of Action  26    No visible reaction  Week 1  Week 2  Week 3  No visible reaction  1  2  3  Week 1  Week 2  Week 3  Week 1  Week 2

 Clinical and Immune Response  Disease Characteristics and Recurrence Status  27  Patient  T-Class  CIS  Grade  Disease Status  Induction BCG  Vaccine Doses  Maintenance BCG  3-month Cysto  6-month Cysto  Recurrence Status  12-001  T1  No  High  Newly Diagnosed  5  15  4        No  23-001  T1  Yes  High  Newly Diagnosed  6  15  3        No  23-002  T1  No  High  Newly Diagnosed  6  15  6     TIS  Yes  25-001  TA  No  High  Recurrent   3  6  0  TIS High     Yes  25-002  T1  Yes  High  Newly Diagnosed  3  15  3        No  25-003  T1  No  High  Newly Diagnosed  6  15  0        No  25-004  T1  Yes  High  Newly Diagnosed  5  12  0  Ta high  T1 high CIS  Yes  25-005  T1  No  High  Newly Diagnosed  6  15  2  Ta low     No  25-007  T1  No  High  Newly Diagnosed  6  15  0        No  25-008  TIS  Yes  High  Newly Diagnosed  6  15  0        No  7 out of 10 patients had no documented recurrence of cancer >1 year after standard of care surgery3 out of 4 patients with carcinoma in situ (CIS), the patient population least responsive to standard of care BCG, did not recur  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015

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